UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 24, 2013

DIVALL INSURED INCOME PROPERTIES 2 LIMITED PARTNERSHIP

(Exact Name of Registrant as Specified in Its Charter)

Wisconsin limited partnership	0-17686	39-1606834
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Main Street, Suite 1830, Kansas City, MO	64105
(Address of Principal Executive Offices)	(Zip Code)

(816) 421-7444

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

As reported in the Partnership’s periodic reports, the Partnership received Notice (“Condemnation Notice”) that the County of Charleston, South Carolina (“County”), filed condemnation proceedings on October 12, 2011, which resulted in a partial taking of the Wendy’s- Mt. Pleasant property leased by tenant Wendcharles I, LLC (“Tenant”) under an assumption of the original lease, as amended (the “Lease”). The Partnership and Tenant settled the condemnation action for the sum of $871,500 and the widening of the remaining curb cut at the property. Subsequently, the Partnership and Tenant settled the adjudication of lease and just compensation award allocation of the $724,247 deposited with the Clerk of Court before a trial on the alllocation of just compensation occurred. On July 19, 2013, the Partnership entered into a Release, attached to this Current Report on Form 8-K (“Form 8-K”) as Exhibit 99.1, evidencing the settlement that provides for a payout of the monies held by the Clerk of Court and an amendment to the Lease with Tenant providing for a reduction in monthly rent of the property. The Release provides that the Tenant shall receive $181,062 of the monies on deposit with the Clerk of Court, the Tenant will execute an amendment of the Lease with the Partnership, the Tenant will receive the balance of $181,063 ratably over the balance of the original term of the Lease effective August 1, 2013 in the form of a rent reduction in monthly savings of $1,829 in rent on the condition that Tenant continues to lease the property without default, and the Tenant’s annual rent under the Lease will revert to the current annual fixed rent beginning in November 2021 at the onset of the five year renewal option lease term.

Contemporaneously with the Partnership’s execution of the Release, the Partnership entered into an Amendment of Lease with Tenant, dated July 19, 2013 (the “Amendment”), attached to this Form 8-K as Exhibit 99.2, which amends the Lease, as a condition to the Release. The Amendment renews the Lease under the first extension term, commencing on November 7, 2021 and ending on November 6, 2026. The Amendment revised the legal description of the premises under the Lease and replaces Section 1.12 of the Lease to provide that the Base Monthly Rent for the remainder of the Lease, beginning on the Effective Date and ending on November 6, 2021, shall be $4,611.09 and for the first extension term beginning on November 7, 2021 and ending on November 6, 2026 and for the second extension term shall be $6,440. Finally, the Amendment further provides that it, together with the Release, settles all claims relating to the apportionment of the condemnation award and Article X of the Lease is deemed satisfied with respect to such condemnation proceedings.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Release, dated July 19, 2013

99.2	Amendment of Lease, dated July 19, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 24, 2013

DIVALL INSURED INCOME PROPERTIES LIMITED PARTNERSHIP

By:	The Provo Group, its General Partner

By:	/s/ Bruce A. Provo
Bruce A. Provo, President

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